                                                 FILE PURSUANT TO RULE 424(b)(3)
                                            REGISTRATION STATEMENT NO. 333-52463


                          PROSPECTUS SUPPLEMENT NO. 12
                                       TO
                        PROSPECTUS DATED AUGUST 11, 1998

                           WESTERN DIGITAL CORPORATION

            ZERO COUPON CONVERTIBLE SUBORDINATED DEBENTURES DUE 2018 AND SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF

                            -------------------------

         The following information supplements, and must be read in connection with, the information contained in the Prospectus, dated August 11, 1998 as supplemented by Prospectus Supplement No. 1 dated September 2, 1998, Prospectus Supplement No. 2 dated October 29, 1998, Prospectus Supplement No. 3 dated December 21, 1998, Prospectus Supplement No. 4 dated February 4, 1999, Prospectus Supplement No. 5 dated February 10, 1999, Prospectus Supplement No. 6 dated March 30, 1999, Prospectus Supplement No. 7 dated May 6, 1999, Prospectus Supplement No. 8 dated July 29, 1999, Prospectus Supplement No. 9 dated October 7, 1999, Prospectus Supplement No. 10 dated November 12, 1999 and Prospectus Supplement No.11 dated November 16, 1999 (the "Prospectus"), of Western Digital Corporation, a Delaware corporation. This Prospectus Supplement must be delivered with a copy of the Prospectus. All capitalized terms not otherwise defined herein have the respective meanings ascribed to them in the Prospectus.

         The following information replaces in its entirety the information provided in the Prospectus under the caption "Selling Securityholders."

                            ------------------------

                             SELLING SECURITYHOLDERS

         The following table sets forth information as of November 30, 1999, with respect to the Selling Securityholders, the respective principal amount of Debentures beneficially owned by each Selling Securityholder, the principal amount of Debentures offered hereby by each Selling Securityholder, the Common Stock owned by each Selling Securityholder and the Common Stock issued or issuable upon conversion of such Debentures, that may be sold from time to time pursuant to this Prospectus. The Debentures and the Common Stock issued or issuable upon conversion of such Debentures that may be offered pursuant to this Prospectus will be offered by the Selling Securityholders.

                                           PRINCIPAL AMOUNT
                                             OF DEBENTURES        PERCENT OF TOTAL    COMMON STOCK      COMMON STOCK
                                          BENEFICIALLY OWNED         OUTSTANDING     OWNED PRIOR TO      REGISTERED
SELLING SECURITYHOLDERS                   AND OFFERED HEREBY        DEBENTURES(1)      CONVERSION         HEREBY(2)
-----------------------                   ------------------      ----------------   --------------     ------------
ABN AMRO Incorporated...............          $10,700,000                *                 --              159,804
Aim Charter Fund....................           40,000,000                3                 --              597,400
Aim V.I. Growth and Income Fund                10,000,000                *                 --              149,350
Aldebaran SAL.......................               60,000                *                 --                  896
Alta Partners Holdings, LDC.........           15,500,000                1                 --              231,492
Alutrade International SA...........              600,000                *                 --                8,961
American Stores.....................            2,000,000                *                 --               29,870
Argent Classic Convertible
    Arbitrage Fund (Bermuda) L.P....           28,500,000                2                 --              425,647

                                           PRINCIPAL AMOUNT
                                             OF DEBENTURES        PERCENT OF TOTAL    COMMON STOCK      COMMON STOCK
                                          BENEFICIALLY OWNED         OUTSTANDING     OWNED PRIOR TO      REGISTERED
SELLING SECURITYHOLDERS                   AND OFFERED HEREBY        DEBENTURES(1)      CONVERSION         HEREBY(2)
-----------------------                   ------------------      ----------------   --------------     ------------
Argent Classic Convertible
    Arbitrage Fund L.P..............        $  15,000,000                1                 --              224,025
Argent Offshore Fund L.P............            7,600,000                *                 --              113,506
Baltimore Gas & Electric............            2,000,000                *                 --               29,870
BancBoston Robertson Stephens.......            2,000,000                *                 --               29,870
Bear Stearns Securities Corp........          214,550,000               17                 --            3,204,304
Bell Atlantic Master Trust..........            1,600,000                *                 --               23,896
Black Diamond Ltd...................            5,491,000                *               47,170             82,008
Black Diamond Partners, L.P.........            5,249,000                *                 --               78,393
Bonannay Investments Limited........              100,000                *                 --                1,493
Boston College Endowment Fund.......              542,000                *                 --                8,094
BT Holdings.........................           11,000,000                *                 --              164,285
Buffalo Balanced Fund, Inc..........            2,000,000                *                 --               29,870
Buffalo High Yield Fund, Inc........            2,000,000                *                 --               29,870
Business Investment Organisation
    Co. Ltd. -- metal a/c...........              280,000                *                 --                4,181
Canadian Imperial Holdings Inc......           22,500,000                2                 --              336,037
Carrigaholt Capital (Bermuda) L.P...            2,500,000                *                 --               37,337
Century National Insurance
    Company.........................            2,180,000                *                 --               32,558
CFW-C, L.P..........................           30,000,000                2                 --              448,050
Chapin Carpenter, Mary..............               25,000                *                 --                  373
Charles Schwab Trust Company........              240,000                *                 --                3,584
Chrysler Insurance Company --
    -- Total Return.................               70,000                *                 --                1,045
CIBC Oppenheimer Corp...............           19,000,000                1                 --              283,765
City of Richmond, Virginia..........              225,000                *                 --                3,360
City of Worcester, Massachusetts....              400,000                *                 --                5,974
Class IC Company, Ltd., The.........            2,500,000                *                 --               37,337
Collins US Premier Equity Trust.....              250,000                *                 --                3,733
Colonial Penn Life Insurance Co.....              500,000                *                 --                7,467
Connell, Eileen M...................               40,000                *                 --                  597
Corbel Investments, Ltd.............              400,000                *                 --                5,974
Corporate Investment Services
    SAL (Offshore) -- growth a/c....              240,000                *                 --                3,584
Cova Bond -- Debenture..............            1,500,000                *                 --               22,402
CPR (USA) Inc.......................            7,650,000                *                 --              114,252
Credit Research & Trading LLC.......              500,000                *                 --                7,467
Credit Suisse First Boston
    Corporation.....................           26,440,000                2                 --              394,881
Credit Suisse London Nominees
    Limited.........................            4,000,000                *               91,500             59,740
Data General........................              300,000                *                 --                4,480
D.E. Shaw Securities LP.............              400,000                *                 --                5,974
Deeprock & Co.......................            5,000,000                *                 --               74,675
Delaware Public Employee
    Retirement System...............              750,000                *                 --               11,201
Delozier, Joseph and Jan............               15,000                *                 --                  224
Detroit Edison Employees............            2,250,000                *                 --               33,603
Detroit Medical Endowment...........              850,000                *                 --               12,694
Detroit Medical Pension.............            1,500,000                *                 --               22,402
Deutsche Bank A.G...................            8,000,000                *                 --              119,480

                                           PRINCIPAL AMOUNT
                                             OF DEBENTURES        PERCENT OF TOTAL    COMMON STOCK      COMMON STOCK
                                          BENEFICIALLY OWNED         OUTSTANDING     OWNED PRIOR TO      REGISTERED
SELLING SECURITYHOLDERS                   AND OFFERED HEREBY        DEBENTURES(1)      CONVERSION         HEREBY(2)
-----------------------                   ------------------      ----------------   --------------     ------------
Donaldson, Lufkin & Jenrette
    Securities Corporation..........          $   561,000                *                 --                8,378
Double Black Diamond Offshore LDC...            2,316,000                *                9,300             34,589
Dunn Family Trust dated 10/28/88,
    David J. Dunn Trustee...........            5,000,000                *              100,000             74,675
Employers' Reinsurance Corporation..            4,795,000                *                 --               71,613
Ensign Peak Advisors................            3,000,000                *                 --               44,805
EQ Putnam Balanced Portfolio........               50,000                *                 --                  746
Federated Equity Income Fund, Inc...           29,000,000                2                 --              433,115
Federated Insurance Series, a
    Massachusetts business trust, on
    behalf of its Federated Equity
    Income Fund II..................              600,000                *                 --                8,961
Forest Alternative Strategies
    Fund A-5........................           15,000,000                1                 --              224,025
Forest Alternative Strategies
    Fund A-5I.......................            1,080,000                *                 --               16,129
Forest Alternative Strategies
    Fund A-5M.......................              510,000                *                 --                7,616
Forest Alternative Strategies
    Fund B-3........................              700,000                *                 --               10,454
Forest Global Convertible Fund A-1..               90,000                *                 --                1,344
Forest Global Convertible Fund A-5..           23,510,000                2                 --              351,121
Forest Global Convertible Fund B-1..              400,000                *                 --                5,974
Forest Global Convertible Fund B-2..              500,000                *                 --                7,467
Forest Global Convertible Fund B-3..              400,000                *                 --                5,974
Forest Global Convertible Fund B-5..              800,000                *                 --               11,948
Forest Greyhound c/o Forest
    Investment Management LLC.......              400,000                *                 --                5,974
Forest Performance Fund.............              800,000                *                 --               11,948
Fort Dearborn Life Insurance
    Company.........................              360,000                *                 --                5,376
Fox Family Foundation DTD
    10/10/87  c/o Forest Investment
    Management LLC..................              100,000                *                 --                1,493
Fox Family Portfolio Partnership
    c/o Forest Investment
    Management LLC..................              900,000                *                 --               13,441
Franklin Investors Securities
    Trust -- Convertible Securities
    Fund............................            6,000,000                *                 --               89,610
Franklin Strategic Series --
    Franklin Small Cap Growth Fund..           23,800,000                2                 --              355,453

                                           PRINCIPAL AMOUNT
                                             OF DEBENTURES        PERCENT OF TOTAL    COMMON STOCK      COMMON STOCK
                                          BENEFICIALLY OWNED         OUTSTANDING     OWNED PRIOR TO      REGISTERED
SELLING SECURITYHOLDERS                   AND OFFERED HEREBY        DEBENTURES(1)      CONVERSION         HEREBY(2)
-----------------------                   ------------------      ----------------   --------------     ------------
Franklin U.S. Small Cap Growth Fund.        $     200,000                *                 --                2,987
Fundamental Investors, Inc..........           22,500,000                2                 --              336,037
Gencorp.............................            4,350,000                *                 --               64,967
General Motors Domestic Group
    Pension Trust...................            2,500,000                *                 --               37,337
George Putnam Fund of Boston, The...            8,810,000                *                 --              131,577
Gleneagles Fund Company, The........            1,500,000                *                 --               22,402
GLG Global Convertible Fund PLC.....           10,000,000                *                 --              149,350
Goldman, Sachs & Co.................            6,900,000                *                (3)              103,051
Goldman Sachs International.........           17,000,000                1                 --              253,895
GPZ Trading LLC.....................            8,000,000                *                 --              119,480
Gruber-McBaine International........              200,000                *                 --                2,987
Habile Investments Limited..........              200,000                *                 --                2,987
Halliburton High Yield..............            1,250,000                *                 --               18,668
Hamilton Global Investors Limited               6,000,000                *                 --               89,610
Hamilton Partners Limited...........            4,000,000                *                 --               59,740
Highbridge Capital Corporation......           15,000,000                1                 --              224,025
Houston Fire "B"....................            4,000,000                *                 --               59,740
Houston Municipal...................            2,000,000                *                 --               29,870
HSBC Securities Inc.................            7,100,000                *                 --              106,038
Idanta Partners Ltd.................            8,000,000                *              100,000            119,480
Idanta Partners Ltd. Retirement Plan              500,000                *                 --                7,467
Income Fund of America, Inc., The             112,500,000                9                 --            1,680,187
Issa, Mr. Pierre & Mrs. Claude......               80,000                *                 --                1,194
J.P. Morgan & Co. Incorporated......           29,000,000                2                 --              433,115
Jatyco Inc. -- No. 2 a/c............              120,000                *                 --                1,792
Kensington Value Fund LLC...........            1,000,000                *                 --               14,935
Lagunitas Partners LP...............              200,000                *                 --                2,987
LDG Limited.........................            1,500,000                *                 --               22,402
Levin Charitable Trust..............               40,000                *                 --                  597
Libertyview Fund LLC................              300,000                *                 --                4,480
Libertyview Plus Fund...............            8,550,000                *                 --              127,097
LLT Limited.........................              810,000                *                 --               12,907
Lombard Odier & Cie.................            1,814,000                *                 --               27,092
Loomis Sayles Fixed Income Fund.....            1,250,000                *                 --               18,668
Loomis Sayles High Yield Fixed
    Income Fund.....................              400,000                *                 --                5,974
Loomis Sayles Offshore High Yield...            2,500,000                *                 --               37,337
Maine State Retirement System.......            3,500,000                *                 --               52,272
Marsh & McLennan Companies Inc......              360,000                *                 --                5,376
McMahan Securities Company, L.P.....              542,000                *                 --                8,094
Mellon Bank NA, Trustee for
    General Motors Employees
    Domestic Group Pension Trust....            2,500,000                *                 --               37,337
Merrill Lynch International Ltd.....           14,305,000                1                 --              213,645
Merrill Lynch Pierce Fenner & Smith.           31,174,000                2                 --              465,583

                                           PRINCIPAL AMOUNT
                                             OF DEBENTURES        PERCENT OF TOTAL    COMMON STOCK      COMMON STOCK
                                          BENEFICIALLY OWNED         OUTSTANDING     OWNED PRIOR TO      REGISTERED
SELLING SECURITYHOLDERS                   AND OFFERED HEREBY        DEBENTURES(1)      CONVERSION         HEREBY(2)
-----------------------                   ------------------      ----------------   --------------     ------------

Metropolitan Life fbo General
    Motors..........................        $     750,000                *                 --               11,201
Metropolitan Life LS High Yield
    Series..........................            1,400,000                *                 --               20,909
Millennium Trading Co. L.P..........            9,000,000                *                 --              134,415
Milwaukee County, Wisconsin.........            1,000,000                *                 --               14,935
Minneapolis Teachers................            1,650,000                *                 --               24,642
Museum of Fine Arts, Boston.........              590,000                *                 --                8,811
NationsBanc Montgomery
    Securities, LLC.................           10,000,000                *                 --              149,350
Nationwide Family of Funds, on
    behalf of its Nationwide E
    Equity Income Fund..............              120,000                *                 --                1,792
Nationwide Separate Account
    Trust Equity Income Fund........              120,000                *                 --                1,792
Navesink Equity Derivative Fund LDC.           11,000,000                *                 --              164,285
New England Strategic Income Fund...            3,000,000                *                 --               44,805
New Hampshire State Retirement
    System..........................            3,100,000                *                 --               46,298
New York City Employees'
    Retirement Plan.................            2,425,000                *                 --               36,217
New York City Firemen's
    Retirement Plan.................            2,400,000                *                 --               35,844
New York City Teachers
    Retirement System...............            9,650,000                *                 --              144,122
New York State Electric & Gas
    Ret. Ben. Plan..................            2,000,000                *                 --               29,870
Nike Co.............................              400,000                *                 --                5,974
Northwestern Mutual Life
    Insurance Company, The
    (includes $1,000,000 in
    principal amount held by The
    Northwestern Mutual Life
    Insurance Company Group
    Annuity Separate Account).......            8,000,000                *                (4)              119,480
Oakmont Holdings Limited............               40,000                *                 --                  597
Orange County Retirement............            2,250,000                *                 --               33,603
Orrington International Fund Ltd....            2,238,000                *                 --               33,424
Orrington Investments LP............            3,762,000                *                 --               56,185
Palladin Overseas Fund Ltd..........            1,500,000                *                 --               22,402
Palladin Partners I, L.P............              500,000                *                 --                7,467
Parker-Hannifin Corporation.........              750,000                *                 --               11,201
Partner Reinsurance Co..............            1,000,000                *                 --               14,935
Partners Healthcare Services........            2,100,000                *                 --               31,363
Pension Reserves Investment Trust...            2,000,000                *                 --               29,870
Promutual...........................            2,540,000                *                 --               37,934
Putnam Balanced Retirement Fund                 2,590,000                *                 --               38,681
Putnam Convertible Income --
    Growth Trust....................           35,563,000                3                 --              531,133
Putnam Convertible Opportunities
    and Income Trust................            1,945,000                *                 --               29,048
Putnam Equity Income Fund...........            3,780,000                *                 --               56,454

                                           PRINCIPAL AMOUNT
                                             OF DEBENTURES        PERCENT OF TOTAL    COMMON STOCK      COMMON STOCK
                                          BENEFICIALLY OWNED         OUTSTANDING     OWNED PRIOR TO      REGISTERED
SELLING SECURITYHOLDERS                   AND OFFERED HEREBY        DEBENTURES(1)      CONVERSION         HEREBY(2)
-----------------------                   ------------------      ----------------   --------------     ------------
Putnam Funds Trust -- Putnam
    High Yield Total Return Fund....        $     245,000                *                 --                3,659
Putnam High Income Convertible
    and Bond Fund...................            4,000,000                *                 --               59,740
Putnam Variable Trust -- Putnam
    VT The George Putnam Fund
    of Boston.......................              100,000                *                 --                1,493
Q Investments, L.P..................            2,750,000                *                 --               41,071
R2 Investments, LDC.................            6,990,000                *                 --              104,395
Raytheon Master Trust...............            4,250,000                *                 --               63,473
Reliant Trading.....................            1,250,000                *              125,000             18,668
Rhode Island Retirement.............            9,625,000                *                 --              143,749
Rohne-Poulenc Rorer Inc. Pension
    Plan............................              800,000                *                 --               11,948
Salomon Brothers Capital
    Structure Arbitrage Fund........            6,000,000                *                (5)               89,610
Salomon Brothers Equity Arbitrage
    Finance Ltd Fund................            2,000,000                *                (5)               29,870
Sanders, Mark and Cynthia...........               40,000                *                 --                  597
SG Cowen Securities Corporation.....           27,050,000                2                 --              403,991
Shepherd Investments International,
    Ltd.............................           33,465,000                3                 --              499,799
Shepherd Trading Limited............            1,250,000                *                 --               18,668
SoundShore Holdings Ltd.............              350,000                *                 --                5,227
SoundShore Opportunity Holding Fund
    Ltd.............................            2,900,000                *                 --               43,311
SoundShore Strategic Holding Fund
    Ltd.............................              900,000                *                 --               13,441
Southern Farm Bureau Life
    Insurance Co....................            1,500,000                *               60,000             22,402
State of Connecticut Fund "F".......            5,000,000                *                 --               74,675
Susquehanna Capital Group...........           19,850,000                2                 --              296,459
Talwar Trading & Investments Ltd.                 120,000                *                 --                1,792
Teamsters Affiliates Pension Plan...            2,425,000                *                 --               36,217
Teamsters Retirement and Family
    Protection......................              400,000                *                 --                5,974
Tower, Peter & Elizabeth (Tower
    Foundation).....................              150,000                *                 --                2,240
TQA Arbitrage Fund, L.P.............            4,500,000                *                 --               67,207
TQA Leverage Fund, L.P..............            3,000,000                *                 --               44,805
TQA Vantage Fund, Ltd...............            5,500,000                *                 --               82,142
TQA Vantage Plus, Ltd...............            1,500,000                *                 --               22,402
Tribeca Investments L.L.C...........            5,000,000                *                (6)               74,675
UA General Officers Retirement Plan.               50,000                *                 --                  746
UA Local Union Officers &
    Employees Pension...............              400,000                *                 --                5,974
UA Office Employees Retirement Plan.               25,000                *                 --                  373
UFCW................................              500,000                *                 --                7,467
United Mine Workers.................            4,900,000                *                 --               73,181
University of Rochester.............              590,000                *                 --                8,811
Vivaldi Investments Limited ........              160,000                *                 --                2,389
World Bank "B"......................            1,125,000                *                 --               16,801
Worldwide Transactions Ltd..........              880,000                *               8,555              13,142
Zazove Aggressive Growth Fund, L.P..              850,000                *                 --               12,694
Zazove Convertible Fund, L.P........            3,200,000                *                 --               47,792
Zazove Global Convertible Fund, L.P.              345,000                *                 --                5,152

--------------------------

  *      Less than one percent.

 (1) The percent of total outstanding Debentures held by each Selling Securityholder is calculated based on the aggregate principal amount of Debentures originally issued by the Company, and does not take into account conversions, exchanges or other transactions by the Selling Securityholders which may reduce the aggregate principal amount of Debentures currently outstanding.

 (2) The shares of Common Stock registered hereby are calculated on an "as converted" basis using the conversion rate described on the cover page of this Prospectus.

 (3) Goldman, Sachs & Co. was one of the Initial Purchasers in the private placement of the Debentures by the Company on February 18, 1998. Goldman, Sachs & Co. also holds $2,572,000 principal amount of Debentures, convertible into 38,412 shares of Common Stock, which are not offered hereby.

 (4) In the ordinary course of business, Northwestern Mutual Investment Services, Inc., Robert W. Baird & Co. Incorporated, Baird/Mark Capital Group, and MGIC Mortgage Securities Corporation, each of which is a broker-dealer and affiliated with The Northwestern Mutual Life Insurance Company, may, from time to time, have acquired or disposed of, or may in the future acquire or dispose of, securities of the Company, for such broker-dealers' own accounts or for the accounts of others. Other affiliates of The Northwestern Mutual Life Insurance Company may, in the ordinary course of business, effect transactions in the securities of the Company. Only security holdings of The Northwestern Mutual Life Insurance Company are reflected. The Northwestern Mutual Life Insurance Company and its affiliates may, in the ordinary course of business, take part in transactions involving the real property of the Company.

 (5) Salomon Brothers Asset Management Inc. ("SBAM") acts as discretionary investment advisor with respect to the noted accounts that hold the debentures. Accordingly, SBAM may be deemed to be the beneficial owner of such debentures. SBAM also acts as discretionary investment advisor with respect to the Gaguine Family Trust, which holds 4,000 shares of the Company's common stock. Accordingly, SBAM may be deemed to be the beneficial owner of such shares.

 (6) Tribeca Investments L.L.C. also holds $4,195,000 principal amount of Debentures, convertible into 62,652 shares of Common Stock, which are not offered hereby.

         Unless otherwise indicated, none of the Selling Securityholders has, or within the past three years has had, any position, office or other material relationship with the Company or any of its affiliates. Because the Selling Securityholders may, pursuant to this Prospectus, sell all or some portion of the Debentures or the Registrable Securities, no estimate can be given as to the amount of the Debentures or the Registrable Securities that will be held by the Selling Securityholders upon termination of any such sales. In addition, the Selling Securityholders identified above may have sold, transferred or otherwise disposed of all or a portion of their Debentures, in transactions exempt from the registration requirements of the Securities Act, since the date on which they provided the information regarding their Debentures. See "Plan of Distribution."

         The Debentures were originally issued by the Company in a private placement on February 18, 1998 to the Initial Purchasers and were subsequently sold by the Initial Purchasers, in transactions exempt from the registration requirements of the Securities Act, to persons reasonably believed by such Initial Purchasers to be "qualified institutional buyers" (as defined in Rule 144A under the Securities Act).

         Generally, only Selling Securityholders identified above who beneficially own the Debentures set forth opposite each such Selling Securityholder's name in the foregoing table may sell such debentures pursuant to the Shelf Registration Statement. The Company may from time to time, in accordance with the Registration Rights Agreement, include additional Selling Securityholders in supplements or amendments to this Prospectus.

           THE DATE OF THIS PROSPECTUS SUPPLEMENT IS DECEMBER 1, 1999